SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2019

CASI PHARMACEUTICALS, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	000-20713	58-1959440
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

(Address of principal executive offices)

20850

 (Zip code)

(240) 864-2600

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	CASI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE: This report amends the Current Report on Form 8-K of CASI Pharmaceuticals, Inc. (the “Company”) dated September 10, 2019 and filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 11, 2019 (the “Original 8-K”), to report the terms of employment of Wei (Larry) Zhang, who was appointed as President of the Company, effective September 10, 2019. At the time of the Original 8-K, the final terms of Mr. Zhang’s compensation had not been negotiated by the parties or approved by the Compensation Committee. Except as specifically amended hereto, the Original 8-K remains unchanged.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2019, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved an increase in the base salary of Wei (Larry) Zhang, the Company’s President, in an amount equal to US $200,000, payable in RMB by the Company’s subsidiary in China, where Mr. Zhang is primarily based. Mr. Zhang’s previous base salary was 2,040,000 yuan per year (approximately $287,532 per year). This salary increase is effective as of September 23, 2019. No other changes were made to Mr. Zhang’s Labor Contract with CASI China, which was filed as exhibit 10.26 to the Company’s Form 10-K for the year ended December 31, 2018 and is incorporated by reference herein.

The Committee also approved a grant to Mr. Zhang of options to purchase 200,000 shares of the Company’s common stock at an exercise price of $3.35 (the closing price on the Friday prior to the grant date of Sunday, September 22, 2019). The options vest 25 percent on each anniversary of the grant date until the options are fully vested.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

10.1	Labor Contract, effective as of September 1, 2018, between CASI (Beijing) Pharmaceuticals, Inc. and Wei (Larry) Zhang (incorporated by reference to Exhibit 10.26 to the Company’s Form 10-K filed with the SEC on March 20, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI PHARMACEUTICALS, INC.
(Registrant)

/s/ Cynthia W. Hu
Cynthia W. Hu
Chief Operating Officer, General Counsel & Secretary

September 25, 2019